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EXHIBIT 10.146

    WARRANT AGREEMENT

dated as of July 18, 2001

between

MICRON TECHNOLOGY, INC.

and

WELLS FARGO BANK MINNESOTA, N.A.
as warrant agent

i

ii

WARRANT AGREEMENT

    This Agreement dated as of July 18, 2001, between Micron Technology, Inc., a corporation organized under the laws of Delaware (the "Company"), and Wells Fargo Bank Minnesota, N.A. (the "Warrant Agent").

WITNESSETH THAT:

    WHEREAS, pursuant to certain resolutions of the Board of Directors of the Company, adopted on June 26, 2001, the Company authorized the offering and issuance of warrants (each, a "Warrant" and, collectively, the "Warrants") to purchase shares of Common Stock of the Company, par value $0.10 per share, and has entered into a Purchase Agreement with Lehman Brothers Inc. (the "Initial Purchaser"), dated as of July 12, 2001 (the "Purchase Agreement"), pursuant to which the Initial Purchaser will purchase the Warrants and resell the Warrants as contemplated therein.

    WHEREAS, the Company desires to enter into this Agreement to set forth the terms and conditions of the Warrants and the rights of the holders thereof;

    WHEREAS, the Company desires that the Warrant Agent act on behalf of the Company, and the Warrant Agent is willing to act in connection with the issuance, exchange, transfer, substitution and exercise of Warrants; and

    WHEREAS, the Company and the Initial Purchaser are executing on even date herewith a registration rights agreement (the "Registration Rights Agreement").

    NOW THEREFORE in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

DEFINITIONS

    "Agent Members"  means members of, or participants in, the Depositary.

    "Board of Directors"  means the Board of Directors of the Company or any committee of such Board of Directors duly authorized to exercise the power of such Board of Directors with respect to the matters provided for in this Agreement as to which the Board of Directors is authorized or required to act.

    "Business Day"  means a day of the week other than a Saturday, a Sunday or a day which shall be in New York, New York, or Boise, Idaho, or in the city in which the principal office of the Warrant Agent is located a legal holiday or a day on which banking institutions are authorized or required by law to close for business.

    "Cancellation Notice"  has the meaning set forth in Section 2.01(b).

    "Cash Amount"  means the amount paid by the holder (i) in cash, (ii) by certified or official bank check in immediately available funds or (iii) by a combination of the foregoing, equal to the Exercise Price multiplied by the Share Number.

    "Cash Exercise"  means an exercise of Warrants for cash in accordance with Section 2.01(b).

    "Cash Exercise Notice"  has the meaning set forth in Section 2.01(b).

    "Certificated Warrants"  means Warrants represented by Warrant Certificates in definitive, fully registered form.

    "Change of Control"  means the occurrence, after the original issue date of the Warrants, of:

     (i) the acquisition by any Person of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such Person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the elections of directors, other than any such acquisition by the Company, any Subsidiary of the Company or any employee benefit plan of the Company existing on the date of this Agreement; provided, the term "beneficial owner" shall be determined in accordance with Rule 13d-3, as in effect on the date of the original execution of the Agreement, promulgated by the United States Securities and Exchange Commission pursuant to the Exchange Act; or

    (ii) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any sale or transfer of all or substantially all of the assets (other than to one or more wholly-owned subsidiaries of the Company) of the Company to any other Person (other than (a) any such transaction pursuant to which the holders of 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in elections of directors immediately prior to such transaction have, directly or indirectly, at least 50% or more of the total voting power of all shares of capital stock of the continuing or surviving corporation entitled to vote generally in elections of directors of the continuing or surviving corporation immediately after such transaction and (b) any (x) transaction which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of the Company or (y) merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock into solely shares of common stock); provided, however, that a Change of Control shall not be deemed to have occurred if either (a) the average of the reported closing price of the Common Stock on the New York Stock Exchange (or such other principal securities exchange or automated quotation system upon which the Common Stock may then be listed for public trading) for any 5 Trading Days during the 10 consecutive Trading Days ending on the Trading Day immediately after the later of the occurrence which would otherwise constitute a Change of Control or the public announcement of an occurrence which would otherwise constitute a Change of Control (in the case of an occurrence which would otherwise constitute a Change of Control under paragraph (i) above) or the average of the reported closing price of the Common Stock on the New York Stock Exchange (or such other principal securities exchange or automated quotation system upon which the Common Stock may then be listed for public trading) for the 10 consecutive Trading Days ending on the Trading Day immediately before the occurrence which would otherwise constitute a Change of Control (in the case of an occurrence which would otherwise constitute a Change of Control under this paragraph (ii) above) shall equal or exceed 110% of the Exercise Price of the Warrants in effect on each such Trading Day, or (b) all of the consideration (excluding cash payments for fractional shares and cash payments made pursuant to dissenters' appraisal rights) in a transaction the occurrence of which would otherwise constitute a Change of Control consists of shares of common stock traded on a national securities exchange or quoted on the Nasdaq National Market (or will be so traded or quoted immediately following the occurrence which would otherwise constitute a Change of Control) and as a result of such transaction or transactions the Warrants become exercisable solely into such common stock. For the purposes of this definition, the term "Person" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act, as in effect on the date of the original execution of this Agreement.

    "Change of Control Notice"  has the meaning set forth in Section 4.03(a).

    "Commission"  means the United States Securities and Exchange Commission.

    "Common Shelf Registration Statement"  has the meaning set forth in Section 5.03(a).

    "Common Stock"  means the common stock, par value $0.10 per share, of the Company authorized at the date of this Agreement or as such stock may be constituted from time to time. Subject to the provisions of Section 3.05, shares issuable upon exercise of the Warrants shall include only shares of the class designated as Common Stock of the Company as of the date of this Agreement or shares of any class or classes resulting from any reclassification or reclassifications or change or changes thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, and if at any time there shall be more than one such resulting class, the shares of such class resulting from all such reclassifications or changes bears to the total number of shares of all such classes resulting from such reclassifications or changes.

    "Common Stock Transfer Certifications"  means the certifications set forth in Section 5.04(c).

    "Depositary" or "DTC"  means The Depository Trust Company, its nominees, and their respective successors.

    "Distributed Property"  has the meaning set forth in Section 3.01(c).

    "Dollars,"  "U.S.$" and "$" refer to the lawful currency of the United States of America.

    "Exercise Date"  means the date on which a Warrant is exercised.

    "Exercise Price"  means a price of $56.00 per share, subject to adjustment as provided in Article III hereof.

    "Expiration Date"  means 5:00 p.m., New York time, on May 15, 2008.

    "Global Warrant"  has the meaning set forth in Section 1.01(b).

    "Global Warrant Legend"  means the legend set forth in Section 1.03(b).

    "Initial Purchaser"  has the meaning set forth in the preamble hereto.

    "Institutional Accredited Investor"  means an institutional "accredited investor" as defined in Rule 501(A)(1), (2), (3) or (7) under the Securities Act, other than a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

    "Market Price"  means, with respect to any day, the average of the reported closing price of the Common Stock or Subsidiary shares, as the case may be, on the New York Stock Exchange (or such other principal securities exchange or automated quotation system upon which the Common Stock or Subsidiary shares, as the case may be, as may then be listed for public trading) for the 30 consecutive Trading Days preceding, but not including, such day or, where the context requires, the applicable record date (or, if applicable, the date on which the Common Stock or Subsidiary shares, as the case may be, commences trading on an ex-distribution basis), or, if the Common Stock or Subsidiary shares, as the case may be, is not so listed, the average of three quotations obtained from broker-dealers selected by the Company, or, if such quotes are unavailable, the fair market value determined by a nationally recognized investment banking firm hired for such purpose by the Company; provided, however, that for the purposes of Section 4.02(a), "Market Price" means the average of the reported closing price of the Common Stock on the New York Stock Exchange (or such other principal securities exchange or automated quotation system upon which the Common Stock may then be listed for public trading) for the 15 consecutive Trading Days preceding the second Trading Day prior to the Repurchase Date.

    "Net Issue Exercise"  means an exercise of Warrants in accordance with Section 2.01(a).

    "Net Issue Exercise Notice"  has the meaning set forth in Section 2.01(b).

    "Net Issue Number"  has the meaning set forth in Section 2.01(a).

    "Officer's Certificate"  means a certificate provided in accordance with Section 3.01(g).

    "Person"  means an individual, partnership, firm, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

    "Purchase Agreement"  has the meaning set forth in the preamble hereto.

    "Purchased Shares"  has the meaning set forth in Section 3.01(e).

    "Repurchase Date"  has the meaning set forth in Section 4.01.

    "Repurchase Price"  means the following percentages of the initial Warrant issue price of $17.20:

on or before	January 18, 2002	93%
	July 18, 2002	86%
	January 18, 2003	79%
	July 18, 2003	72%
	January 18, 2004	65%
	July 18, 2004	58%
	January 18, 2005	51%
	July 18, 2005	44%
	January 18, 2006	37%
	July 18, 2006	30%
	January 18, 2007	23%
	July 18, 2007	15%
	January 18, 2008	8%
after	January 18, 2008	0%

    "Registration Rights Agreement"  has the meaning set forth in the preamble.

    "Regulation S"  means Regulation S under the Securities Act.

    "Rights Plan"  has the meaning set forth in Section 3.01(f).

    "Rule 144A"  means Rule 144A under the Securities Act.

    "Securities Act"  means the United States Securities Act of 1933, as amended.

    "Share Number"  means initially one share of Common Stock, as adjusted pursuant to Article III hereof.

    "Share Private Placement Legend"  means the legend set forth in Section 5.04(a).

    "Subsidiary"  of any Person means any corporation, association, partnership, limited liability company or other business entity of which more than 50% of the total voting power of shares of capital stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii) one or more Subsidiaries of such Person.

    "Tender Expiration Time"  has the meaning set forth in Section 3.01(e).

    "Trading Day"  means a day on which the securities exchange specified for the purposes of determining the Market Price shall be open for business or, if the shares of Common Stock shall not be listed on such exchange for such period, a day with respect to which quotations of the character referred to in the next preceding sentence shall be reported.

    "Trigger Event"  has the meaning set forth in Section 3.01(f).

    "Warrant"  has the meaning set forth in the preamble.

    "Warrant Certificate"  has the meaning set forth in Section 1.01(a).

    "Warrant Private Placement Legend"  means the legend set forth in Section 1.03(a).

    "Warrant Register"  has the meaning set forth in Section 1.05(a).

    "Warrant Transfer Certifications"  means the certifications set forth in Section 1.07(b).

    "Warrantholder"  means such person in whose name Warrants are registered in the Warrant Register.

ARTICLE I

ISSUANCE, EXECUTION AND TRANSFER OF WARRANT CERTIFICATES

      Section 1.01.  Form of Warrant Certificates.  (a) Any certificate representing Warrants (each a "Warrant Certificate") shall have such insertions as are appropriate or required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements, stamped, printed, lithographed or engraved thereon, (i) as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, (ii) such as may be required to comply with this Agreement, any law or any rule of any securities exchange on which the Warrants may be listed, (iii) and such as may be necessary to conform to customary usage.

  (b)
  The Warrants shall be issued initially in the form of a permanent global Warrant Certificate (the "Global Warrant") in definitive, fully registered form, substantially in the form set forth in Exhibit A hereto, which exhibit is hereby incorporated in and expressly made a part of this Agreement. Upon issuance, the Global Warrant shall be duly executed by the Company and countersigned by the Warrant Agent as hereinafter provided and deposited with the Warrant Agent as custodian for The Depository Trust Company, its nominees, and their respective successors (the "Depositary"). Any Warrants represented by Warrant Certificates in definitive, fully registered form issued to beneficial owners of interests in the Global Warrant ("Certificated Warrants") shall be issued in substantially in the form set forth in Exhibit B hereto, which exhibit is hereby incorporated in and expressly made a part of this Agreement. Any such Warrant Certificate shall be duly executed by the Company and countersigned by the Warrant Agent and delivered, all as hereinafter provided.

  (c)
  Warrant Certificates shall be typed, printed, lithographed or engraved or produced by any combination of such methods or produced in any other manner permitted by the rules of any securities exchange on which the Warrants may be listed, all as determined by the officers of the Company executing such Warrant Certificates, as evidenced by their execution thereof.

  (d)
  Each Warrant shall evidence the right, subject to the provisions of this Agreement and of the Warrant Certificate, to purchase a number of shares equal to the Share Number (as defined below) of shares of Common Stock, calculated in accordance with Section 2.01 hereof and subject to adjustment pursuant to the provisions of Article III hereof.

      SECTION 1.02.  Execution of Warrant Certificates.  Each Warrant Certificate, whenever issued, shall be dated as of the date of countersignature thereof by the Warrant Agent either upon initial issuance or upon exchange, substitution or transfer, shall be signed manually by, or bear the facsimile signature of, the Chairman of the Board or the President or a Treasurer or Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers of words added before or after the title "Vice President") of the Company, and shall be attested by the manual or facsimile signature of the Treasurer or Assistant Treasurer or Secretary or an Assistant Secretary of the Company. In case any officer of the Company whose manual or facsimile signature has been placed upon any Warrant Certificate shall have ceased to be such before such Warrant Certificate is issued, it may be issued with the same effect as if such officer had not ceased to be such at the date of issuance. Warrant Certificates shall, upon the Warrant Agent's (or successor warrant agent's) receipt of written delivery instructions related to such Warrant Certificates from the Company, be countersigned manually by the Warrant Agent (or successor warrant agent) and shall not be valid for any purpose unless so countersigned. Warrant Certificates may be countersigned by the Warrant Agent (or successor warrant agent), however, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature, issuance or delivery. Any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such person was not such an officer.

      SECTION 1.03.  Legends.  (a) Except as provided in Section 1.07(c) hereof, each Warrant Certificate shall bear the following (the "Warrant Private Placement Legend") on the face thereof:

    THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. BY ACQUISITION HEREOF, THE HOLDER:

    (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, (B) IT IS A NON-U.S. PERSON OUTSIDE THE UNITED STATES ACQUIRING THE SECURITY IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") THAT IS PURCHASING AT LEAST $100,000 IN AGGREGATE AMOUNT OF SECURITIES;

    (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER (I) WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITIES EVIDENCED HEREBY OR (II) IF SUCH HOLDER IS AN AFFILIATE OF THE COMPANY, AT ANY TIME DURING THE THREE MONTHS FOLLOWING SUCH HOLDER'S ACQUISITION OF THE SECURITIES, THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS PURCHASING AT LEAST $100,000 IN AGGREGATE AMOUNT OF SECURITIES AND THAT PRIOR TO SUCH TRANSFER, FURNISHES TO WELLS FARGO BANK MINNESOTA, N.A., AS WARRANT AGENT, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND WARRANTIES RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF LETTER CAN BE OBTAINED FROM SUCH WARRANT AGENT), (D) TO A NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE

    WITH REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

    (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(F) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

    IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(F) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE CERTIFICATE (AVAILABLE FROM THE WARRANT AGENT) RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE WARRANT AGENT. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (2)(C) OR (2)(E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE WARRANT AGENT (OR ANY SUCCESSOR WARRANT AGENT, AS APPLICABLE) SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE (2)(F) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

  (b)
  The Global Warrant shall bear the following legend (the "Global Warrant Legend") on the face thereof:

    UNLESS THIS GLOBAL WARRANT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO MICRON TECHNOLOGY, INC., THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

    TRANSFER OF THIS GLOBAL WARRANT SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART, TO MICRON TECHNOLOGY INC., DTC, THEIR SUCCESSORS AND THEIR RESPECTIVE NOMINEES AND TRANSFERS OF INTERESTS IN THIS GLOBAL WARRANT SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 1.07 OF THE WARRANT AGREEMENT, DATED AS OF JULY 18, 2001, BETWEEN

    MICRON TECHNOLOGY, INC. AND THE WARRANT AGENT NAMED THEREIN, PURSUANT TO WHICH THIS WARRANT WAS ISSUED.

      SECTION 1.04.  Issuance, Delivery and Registration of Warrant Certificates.  In connection with the initial issuance of the Warrants, the Warrant Agent shall issue and deliver the Warrants to the Initial Purchaser or its designee or designees as provided in the Purchase Agreement. Additionally, the Warrant Agent shall countersign and deliver Warrant Certificates upon exchange, transfer or substitution for one or more previously countersigned Warrant Certificates as hereinafter provided.

      SECTION 1.05.  Transfer, Exchange and Substitution.  (a) The Warrants shall be issued in registered form only. The Company shall cause to be kept at the office of the Warrant Agent, and the Warrant Agent shall maintain, a register (the "Warrant Register") in which, subject to such reasonable regulations as the Company may prescribe, the Company shall provide for the registration of Warrants and transfers, exchanges or substitutions of Warrants as herein provided. All Warrants issued upon any registration of transfer or exchange of or substitution for Warrants shall be valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrants surrendered for such registration of transfer, exchange or substitution, and shall bear the Warrant Private Placement Legend set forth in Section 1.03, except as provided in Section 1.07(c) hereof.

  (b)
  A Warrantholder may transfer a Warrant only upon surrender of such Warrant for registration of transfer. No such transfer shall be effected until, and the transferee shall succeed to the rights of a Warrantholder only upon, final acceptance and registration of the transfer in the Warrant Register by the Warrant Agent. Prior to the registration of any transfer of a Warrant by a Warrantholder as provided herein, the Company, the Warrant Agent, and any agent of the Company or the Warrant Agent may treat the person in whose name the Warrants are registered as the owner thereof for all purposes and as the person entitled to exercise the rights represented thereby, any notice to the contrary notwithstanding.

  (c)
  Every Warrant presented or surrendered for registration of transfer or for exchange or substitution shall (if so required by the Company or the Warrant Agent) be duly endorsed, or be accompanied by a duly executed instrument of transfer in form satisfactory to the Company and the Warrant Agent, by the holder thereof or such Warrantholder's attorney duly authorized in writing.

  (d)
  When Warrants are presented to the Warrant Agent with a request to register the transfer of, or to exchange or substitute, such Warrants, the Warrant Agent shall register the transfer or make the exchange or substitution as requested if its requirements for such transactions and any applicable requirements hereunder are satisfied. To permit registrations of transfers, exchanges and substitutions, the Company shall execute Warrant Certificates at the Warrant Agent's request and the Warrant Agent shall countersign and deliver such Warrant Certificates. No service charge shall be made for any registration of transfer or exchange of or substitution for Warrants, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Warrants.

  (e)
  If less than all the Warrants represented by a Certificated Warrant are transferred, exchanged or substituted in accordance with this Agreement, the Warrant Certificate shall be surrendered to the Warrant Agent and a new Warrant Certificate of the same tenor and for the number of Warrants which were not transferred, exchanged or substituted, registered in such name or names as may be directed in writing by the surrendering Warrantholder, shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign such new Warrant Certificate and shall deliver such new Warrant Certificate to the person or persons entitled to receive the same.

      SECTION 1.06.  The Global Warrant.  (a) So long as the Global Warrant is registered in the name of the Depositary or its nominee, members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Agreement with respect to the Global Warrant held on their behalf by the Depositary or the Warrant Agent as its custodian, and the Depositary may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Warrant for all purposes. Accordingly, any such owner's beneficial interest in Global Warrant will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members, and neither the Company nor the Warrant Agent shall have any responsibility with respect to such records maintained by the Depositary or its nominee or its Agent Members. Notwithstanding the foregoing, nothing herein shall (i) prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (ii) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Warrantholder.

  (b)
  Any holder of the Global Warrant shall, by acceptance of such Global Warrant, agree that transfers of beneficial interests in such Global Warrant may be effected only through a book-entry system maintained by the holder of such Global Warrant (or its agent), and that ownership of a beneficial interest in the Warrants represented thereby shall be required to be reflected in book-entry form.

  (c)
  Transfers of the Global Warrant shall be limited to transfers in whole, and not in part, to the Company, the Depositary, their successors, and their respective nominees. Interests of beneficial owners in the Global Warrant shall be transferred in accordance with the rules and procedures of the Depositary.

  (d)
  The Global Warrant shall be exchanged for Certificated Warrants in the event that (i) the Depositary (x) has notified the Company that it is unwilling or unable to continue as, or ceases to be, a clearing agency registered under Section 17A of the Exchange Act and (y) a successor to the Depositary registered as a clearing agency under Section 17A of the Exchange Act is not able to be appointed by the Company within 90 days, (ii) the Depositary is at any time unwilling or unable to continue as Depositary and a successor to the Depositary is not able to be appointed by the Company within 90 days, or (iii) a beneficial interest in such Global Warrant has been transferred to an Institutional Accredited Investor or in reliance on another exemption from the registration requirements of the Securities Act, other than pursuant to Rule 144A, Rule 144 or Regulation S, pursuant to Section 1.07(f) hereof. In any such event, the Global Warrant shall be surrendered to the Warrant Agent for cancellation, and the Company shall execute, and the Warrant Agent shall countersign and deliver, to each beneficial owner identified by the Depositary, in exchange for such beneficial owner's beneficial interest in the Global Warrant, Certificated Warrants representing, in the aggregate, the number of Warrants theretofore represented by the Global Warrant with respect to such beneficial owner's respective beneficial interest. Any Certificated Warrant delivered in exchange for an interest in the Global Warrant pursuant to this Section 1.06(d) shall, except as otherwise provided in Section 1.07(c) hereof, bear the Warrant Private Placement Legend, but shall not bear the Global Warrant Legend. Interests in the Global Warrant may not be exchanged for Certificated Warrants other than as provided in this Section 1.06(d).

  (e)
  Certificated Warrants may be transferred or exchanged for a beneficial interest in the Global Warrant only upon receipt by the Warrant Agent of a Certificated Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with (i) the Warrant Transfer Certifications; and (ii) written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant to reflect an increase in the aggregate amount of the Warrants represented by the Global Warrant. Upon such transfer or exchange, the Warrant Agent shall cancel such Certificated Warrant and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants represented by the Global Warrant to be increased accordingly.

  (f)
  The holder of the Global Warrant may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Warrantholder is entitled to take under this Agreement or the Warrant.

      SECTION 1.07.  Special Transfer Provisions.

      (a)  Limitations on Transfer.  By its acceptance of any Warrant represented by a Warrant Certificate bearing the Warrant Private Placement Legend, each holder of, and beneficial owner of an interest in, such a Warrant acknowledges the restrictions on transfer of such a Warrant set forth in the Warrant Private Placement Legend and agrees that it will transfer such a Warrant only in accordance with the Warrant Private Placement Legend.

      (b)  Transfer of Restricted Warrants.  In connection with any transfer of a Warrant represented by a Warrant Certificate bearing the Warrant Private Placement Legend, each Warrantholder agrees to deliver to the Company

    (i)
    if such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act ("Rule 144A")) in accordance with Rule 144A, pursuant to an exemption from registration in accordance with Rule 144, or outside the United States in an offshore transaction to a person other than a U.S. Person (as such term is defined in Regulation S) (a "non-U.S. Person") in compliance with Regulation S, a certification to that effect from the transferee or transferor (in substantially the form of Exhibit C hereto); or

    (ii)
    if such Warrant is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit C hereto) and an opinion of counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act;

provided that the Warrant Agent shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certificates or opinions (collectively, "Warrant Transfer Certifications").

      (c)  Warrant Private Placement Legend.  Upon the registration of transfer or exchange of or substitution for a Warrant represented by a Warrant Certificate not bearing the Warrant Private Placement Legend, the Warrant Agent shall deliver a Warrant Certificate or Warrant Certificates that do not bear the Warrant Private Placement Legend. Upon the registration of transfer or exchange of or substitution for a Warrant represented by a Warrant Certificate bearing the Warrant Private Placement Legend, the Warrant Agent shall deliver a Warrant Certificate or Warrant Certificates bearing the Warrant Private Placement Legend, unless such legend may be removed from such Warrant Certificate pursuant to the provisions of this Section 1.07(c). Upon provision of

  Warrant Transfer Certifications, the Warrant Agent, at the direction of the Company, shall countersign and deliver in exchange or substitution for the Warrant Certificate representing Warrants to be transferred or exchanged or substituted for, a Warrant Certificate or Warrant Certificates (representing, in the aggregate, the same number of Warrants). Such Warrant Certificates shall be delivered without such legend if and to the extent such Warrants to be transferred or exchanged or substituted for are no longer "restricted securities" within the meaning of Rule 144. If the Warrant Private Placement Legend has been removed from a Warrant Certificate, as provided above, no other Warrant Certificate issued in exchange for all or any part of such Warrant Certificate shall bear such legend, unless the Company has reasonable cause to believe that the Warrants represented by such other Warrant Certificate represent "restricted securities" within the meaning of Rule 144 and instructs the Warrant Agent in writing to cause a legend to appear thereon.

      (d)  Documents.  The Company shall deliver to the Warrant Agent, and the Warrant Agent shall retain for two years, copies of all documents received pursuant to this Section 1.07 to the extent such documents were delivered to the Company instead of the Warrant Agent as required hereunder. The Company shall have the right to inspect and make copies of all such documents at any reasonable time upon the giving of reasonable written notice to the Warrant Agent.

      (e)  Company Covenant.  The Company will not at any time after the date hereof offer, sell or otherwise dispose of (or enter into any transaction which is designed to, or which the Company reasonably expects to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate (as such term is defined in Rule 144(a)(1) under the Securities Act, an "Affiliate") of the Company), directly or indirectly, or announce the offering of, any Warrants which are the subject of this Agreement.

      (f)  Transfers to Institutional Accredited Investors or in Reliance on Other Exemptions.  (i) If a holder of a beneficial interest in the Global Warrant wishes at any time to transfer its interest in such Global Warrant to an Institutional Accredited Investor or in reliance on another exemption from the registration requirements of the Securities Act, such Warrantholder may, subject to the rules and procedures of the Depositary and to compliance with the provisions of Section 1.07(b)(ii) hereof, cause the exchange of such interest for one or more Certificated Warrants of any Authorized Denomination or Authorized Denominations and of the same aggregate amount. Upon receipt by the Warrant Agent of (A) instructions from the Depositary directing the Warrant Agent to authenticate and deliver one or more Certificated Warrants of the same aggregate amount as the beneficial interest in the Global Warrant to be exchanged, such instructions to contain the name or names of the designated transferee or transferees, the Authorized Denomination or Authorized Denominations of the Certificated Warrants to be so issued and appropriate delivery instructions and (B) instructions from the Company to the effect that it deems sufficient the Warrant Transfer Certifications received pursuant to Section 1.07(b)(ii) hereof, then the Warrant Agent shall instruct the Depositary to reduce such Global Warrant by the aggregate beneficial interest therein to be exchanged and to debit or cause to be debited from the account of the person making such transfer the beneficial interest in the Global Warrant that is being transferred, and concurrently with such reduction and debit the Company shall execute, and the Warrant Agent shall authenticate and deliver, one or more Certificated Warrants of the same Authorized Denomination in accordance with the instructions referred to above; and

    (ii)
    if a holder of a Certificated Warrant wishes to transfer such Warrant to an Institutional Accredited Investor or in reliance on another exemption from the registration requirements of the Securities Act, such Warrantholder may, subject to the restrictions on transfer set forth herein and in such Certificated Warrant, and to compliance with the provisions of Section 1.07(b)(ii) hereof, cause the exchange of such Certificated Warrant for one or more Certificated Warrants of any Authorized Denomination or Authorized Denominations and of the same aggregate amount. Upon receipt by the Warrant Agent of (A) such Certificated Warrant, duly endorsed as provided herein, (B) instructions from such Warrantholder directing the Warrant Agent to authenticate and deliver one or more Certificated Warrants of the same Authorized Denomination as the Certificated Warrants to be exchanged, such instructions to contain the name or names of the designated transferee or transferees, the Authorized Denomination or Authorized Denominations of the Certificated Warrants to be so issued and appropriate delivery instructions and (C) instructions from the Company to the effect that it deems sufficient the Warrant Transfer Certifications received pursuant to Section 1.07(b)(ii) hereof, then the Warrant Agent shall cancel or cause to be cancelled such Certificated Warrant and concurrently therewith the Company shall execute, and the Warrant Agent shall authenticate and deliver, one or more Certificated Warrants of the same Authorized Denomination, in accordance with the instructions referred to above.

      SECTION 1.08.  Surrender of Warrant Certificates.  Any Warrant Certificate surrendered for registration of transfer, exchange, substitution or exercise of the Warrants represented thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued by the Company and, except as provided in this Article I in case of an exchange, transfer or substitution, Article II hereof in case of the exercise of less than all the Warrants represented thereby or Section 5.02 hereof in case of mutilation, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of such cancelled Warrant Certificates as the Company may direct.

      SECTION 1.09.  Rule 144A Information.  Prior to the effectiveness under the Securities Act of a registration statement relating to the offer and sale of the Warrants by the Warrantholders, Warrantholders (or holders of interests therein) and prospective purchasers designated by such Warrantholders (or such holders of interests therein) shall have the right to obtain from the Company upon request by such Warrantholders (or such holders of interests) or prospective purchasers, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, the information required by paragraph (d)(4)(i) of Rule 144A in connection with any transfer or proposed transfer of such Warrants or interests.

ARTICLE II

WARRANT PRICE, EXPIRATION DATE, ACCELERATION, REPURCHASE AND EXERCISE OF WARRANTS

      SECTION 2.01.  Exercise Price.  (a) Subject to the provisions of Section 2.01(b) and Article III, each Warrant Certificate shall entitle the registered holder only to exercise the Warrants represented thereby in accordance with this Section 2.01(a) and upon such exercise to receive from the Company for each Warrant represented thereby and so exercised a number of shares (the "Net Issue Number") of Common Stock, which number shall not be less than zero, computed using the following formula:

X	=	Y×(A-B)

A

where:
X	=	the Net Issue Number;
Y	=	the Share Number;
A	=	the Market Price of a share of Common Stock on the date on which such Warrant is exercised (the "Exercise Date"); provided, however, that if the Company elects to make adequate provision of shares of capital stock of a Subsidiary distributed to holders of Common Stock pursuant to Section 3.01(c), "A" shall equal the Market Price of a share of Common Stock on the date on which such Warrant is exercised plus the Market Price of the shares of capital stock that such holder would have received if such holder had exercised such Warrant on the record date;
B	=	the then-current Exercise Price;

(an exercise of Warrants pursuant to this clause, a "Net Issue Exercise"). For purposes of this Agreement, "Share Number" shall mean one share of Common Stock and the "Exercise Price" shall mean a price of $56.00 per share, each subject to adjustment as provided in Article III hereof. Upon a Net Issue Exercise of a Warrant, the holder thereof shall be entitled to receive shares of Common Stock without the exchange of any funds.

  (b)
  Subject to the provisions of Section 5.03(a), the Company may, at its option, elect to require any Warrantholder exercising, or deemed to exercise, Warrants on the Expiration Date to exercise such Warrants for cash (a "Cash Exercise") instead of pursuant to the provisions of Section 2.01(a) by providing, at least 60 days, and not more than 90 days, prior to the Expiration Date, to the Warrantholders notice (a "Cash Exercise Notice") of the Company's election to require a Cash Exercise of the Warrants. If the Common Shelf Registration Statement to be filed by the Company pursuant to Section 5.03(a) is not effective 45 days prior to the Expiration Date, the Company shall promptly provide notice (a "Cancellation Notice") to the Warrantholders of the mandatory cancellation of the Cash Exercise Notice. Provided no Cancellation Notice has been given, the Company may, at any time after the date of such Cash Exercise Notice and prior to the Expiration Date, revoke its election to require holders to Cash Exercise their Warrants by providing notice to all Warrantholders of the Company's election to require a Net Issue Exercise of the Warrants on the Expiration Date (a "Net Issue Exercise Notice"), in which case the prior Cash Exercise Notice shall no longer have any force or effect and any and all exercises of Warrants on the Expiration Date shall be pursuant to the Net Issue Exercise provisions of Section 2.01(a); provided, however, that the Company may provide a Net Issue Exercise Notice on or after the 45th day prior to the Expiration Date only if the Company has complied with Section 5.03 and if the Company has a reasonable basis to conclude, in its discretion, that the Common Shelf Registration Statement will not be, or is not likely to be, effective on the Expiration Date. If a Net Issue Exercise Notice is provided (i) prior to the second Trading Day prior to the Expiration Date, then the exercise of all Warrants deemed exercised on the Expiration Date pursuant to the first proviso of Section 2.02 shall be revoked, in which case (A) all amounts advanced by such Warrantholder pursuant to Section 2.01(b) shall be returned to such Warrantholder as soon as practicable following the date of the Net Issue Exercise Notice and (B) all such Warrants shall be exercisable pursuant to the provisions of Section 2.01(a) immediately after such notice is provided; or (ii) on or subsequent to the second Trading Day prior to the Expiration Date, then all Warrants exercised on the Expiration Date shall be exercised in accordance with a Net Issue Exercise, in which case all amounts advanced by such Warrantholder pursuant to this Section 2.01(b) shall be returned to such Warrantholder as soon as practicable following the Expiration Date. If a Cash Exercise Notice remains in effect and, on the Expiration Date, the Common Shelf Registration Statement is not effective and available for the issuance of Common Stock to Warrantholders, then all Warrants exercised on the Expiration Date shall be exercised in accordance with a Net Issue Exercise, in which case all amounts advanced by such

    Warrantholder pursuant to this Section 2.01(b) shall be returned to such Warrantholder as soon as practicable following the Expiration Date. If the Company elects to require the Warrantholders to Cash Exercise the Warrants pursuant to this Section 2.01(b) and such election continues to be in effect on the Execution Date, each Warrant Certificate shall, following a Cash Exercise Notice and prior to any Cancellation Notice or Net Issue Exercise Notice, entitle the registered holder thereof, upon exercise and payment in full to the Warrant Agent, for the account of the Company, of the Cash Amount, to receive for each Warrant represented by such Warrant Certificate and as to which such exercise and payment has been made, the Share Number of shares of Common Stock.

      SECTION 2.02.  Exercise Period.  Subject to the provisions of this Agreement and of the Warrants, each Warrant may be exercised at any time during the period commencing on the day after the date hereof and ending at 5:00 p.m., New York time, on May 15, 2008 (the "Expiration Date"); provided, however, subject to Section 2.01, any Warrants exercised during the period commencing with the date upon which the Company is required to maintain the effectiveness of the Common Shelf Registration Statement pursuant to Section 5.03(b) and ending on the Expiration Date shall be deemed to have been exercised on the Expiration Date; provided, further, that if the Company provides a Net Issue Exercise Notice pursuant to Section 2.01 on or subsequent to the second Trading Day in advance of the Expiration Date, all Warrants exercised from the date of the Cash Exercise Notice until the date of the Net Issue Exercise Notice shall be deemed to be exercised on the Expiration Date. If the Expiration Date shall not be a Business Day, then a Warrant may be exercised on the next succeeding Business Day.

      SECTION 2.03.  Exercise of Warrants.  (a) Warrants may be exercised by surrendering the Warrant Certificate evidencing such Warrants at the principal office of the Warrant Agent (or successor warrant agent), with the Election to Exercise form set forth on the reverse of the Warrant Certificate duly completed and executed, and in the case of a Cash Exercise, by paying in full the Cash Amount for all Warrants exercised to the Warrant Agent for the account of the Company. The registered holder of a Warrant Certificate surrendered for exercise shall pay any applicable taxes, other than taxes that the Company is required to pay hereunder. A registered Warrantholder may exercise the full number of Warrants represented by a Warrant Certificate or any number of whole Warrants thereof. Except as provided in Article III, no adjustment in respect of any dividend on the Common Stock shall be made during the term of a Warrant or on the exercise of a Warrant.

  (b)
  Subject to the provisions of Section 3.09 hereof, as soon as practicable after the exercise of any Warrants, the Warrant Agent shall promptly requisition from the transfer agent of the Common Stock and deliver to or upon the order of such registered Warrantholder a certificate or certificates for the number of full shares of Common Stock to which such Warrantholder is entitled, registered in such name or names as may be directed by such Warrantholder, together with cash, as provided in Section 2.04 hereof, in respect of any fractional shares, and, if the number of Warrants represented by a Warrant Certificate shall not have been exercised in full, a new Warrant Certificate, countersigned by the Warrant Agent (or successor warrant agent), for the balance of the number of whole Warrants represented by the surrendered Warrant Certificate; provided, however, that the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer in connection with the issue of any Warrant Certificate in a name other than that of the registered holder of the Warrant Certificate surrendered upon the exercise of a Warrant.

  (c)
  Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant Certificate was surrendered to the Warrant Agent and, in the case of a Cash Exercise, payment of an amount equal to the Exercise Price multiplied by the Share

    Number, plus any applicable taxes was made to the Warrant Agent for the account of the Company, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open or on which the Company is required to permit Warrants to be exercised or does not exercise its right not to permit Warrants to be exercised.

  (d)
  Promptly after the Warrant Agent shall have taken the action required in subsection (b) above or at such later time as may be mutually agreeable to the Company and the Warrant Agent, the Warrant Agent shall account to the Company with respect to any Warrants exercised and, in the case of a Cash Exercise, shall pay to the Company the amount of money received by it upon the exercise of Warrants (less any amount paid by the Warrant Agent in respect of a fractional share upon such exercise in accordance with Section 2.04 hereof). The Company shall reimburse the Warrant Agent for any amounts paid by the Warrant Agent in respect of a fractional share upon such exercise in accordance with Section 2.04 hereof.

      SECTION 2.04.  No Fractional Shares to Be Issued.  Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to issue any fraction of a share of Common Stock or to distribute stock certificates that evidence fractional shares of Common Stock or to issue a Warrant Certificate representing a fractional Warrant upon exercise of any Warrants. If more than one Warrant Certificate shall be surrendered for exercise at one time by the same holder, the number of full shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of Warrants so surrendered. If any fraction of a share of Common Stock would, except for the provisions of this Section 2.04, be issuable on the exercise of any Warrant or warrants, the Company shall purchase such fraction for an amount in cash equal to the Market Price of such fraction on the date on which such Warrants are surrendered to the Warrant Agent, computed in accordance with Section 3.01(d) hereof. The Warrantholders, by their acceptance of the Warrant Certificates, expressly waive their right to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock or Warrant Certificate representing a fractional Warrant upon exercise of any Warrant.

      SECTION 2.05.  Acquisition of Warrants by the Company; Cancellation of Warrants.  The Company shall have the right, except as limited by law, to purchase or otherwise to acquire Warrants at such times, in such manner and for such consideration as it may deem appropriate and shall have agreed with the holder of such Warrants. The Warrant Agent shall cancel any Warrant Certificate delivered to it for exercise, in whole or in part, or delivered to it for transfer, exchange, or substitution, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. On request of the Company, the Warrant Agent shall destroy cancelled Warrant Certificates held by it and shall deliver its certificates of destruction to the Company. If the Company shall acquire any of the Warrants, such acquisition shall not operate as a repurchase or termination of the right represented by such Warrants unless and until the Warrant Certificates evidencing such Warrants are surrendered to the Warrant Agent for cancellation.

ARTICLE III

ADJUSTMENT OF WARRANT PRICE AND SHARE NUMBER

      SECTION 3.01.  Adjustment of Exercise Price.  The Exercise Price specified in Section 2.01 shall be subject to adjustment from time to time as follows:

  (a)
  If the Company after the date hereof shall (i) pay a dividend (or make a distribution) payable in shares of its Common Stock on its Common Stock; (ii) subdivide the outstanding shares of Common Stock into a greater number of shares; or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, then in any such case the Exercise Price in effect immediately prior thereto shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such action and the denominator shall be the number of shares of Common Stock outstanding immediately after giving effect to such action. An adjustment made pursuant to clause (i) of this subsection (a) shall become effective retroactively immediately after the ex-dividend date for such dividend or distribution, and an adjustment made pursuant to clause (ii) or (iii) of this subsection (a) shall become effective immediately after the effective date of such subdivision or combination.

  (b)
  In case the Company after the date hereof shall issue rights or warrants (other than pursuant to a Rights Plan) to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Market Price on the record date (or, if applicable, the ex-distribution date) mentioned below, the Exercise Price in effect immediately prior thereto shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so to be offered would purchase at such Market Price; and (ii) the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock to be offered for subscription or purchase; provided, however, that no adjustment shall be made if the Company issues or distributes to each Warrantholder the rights or warrants which each Warrantholder would have been entitled to receive had such holder's Warrants been exercised prior to the record date mentioned below. Any such adjustments shall be made whenever such rights or warrants are issued and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. In determining whether any such rights or warrants are issued at less than the Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors of the Company, whose determination shall be conclusive and described in a certificate filed with the Warrant Agent. Upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment to the Exercise Price pursuant to this clause (b), if any such right or warrant shall expire and shall not have been exercised, the Exercise Price shall immediately upon such expiration be recomputed to the Exercise Price which would have been in effect had the adjustment of the Exercise Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

  (c)
  In case the Company after the date hereof shall distribute to all holders of Common Stock evidences of its indebtedness or assets (excluding any cash dividend or distribution) or rights or warrants to subscribe for (excluding those referred to in subsection (b) above or pursuant to a Rights Plan) shares of capital stock of any class of the Company other than Common Stock ("Distributed Property"), in each such case the Exercise Price in effect immediately prior thereto shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Market Price of the Common Stock on the ex-distribution date; and (ii) the denominator shall be such Market Price of the Common Stock plus the fair market value (as determined by the Board of Directors whose determination shall be conclusive, and described in a statement filed with the Warrant Agent) of the portion of the Distributed Property, applicable to one share of Common Stock; provided, however, that no adjustment shall be made (1) if the Company issues or distributes to each Warrantholder the subscription rights or warrants referred to above in this subsection (c) that each Warrantholder would have been entitled to receive had the Warrants been exercised prior to the record date mentioned below; or (2) if the Company grants to each Warrantholder the right to receive, upon the exercise thereof at any time after the distribution of the evidences of indebtedness or assets or shares of capital stock of any class other than the Common Stock referred to above in this subsection (c), the evidences of indebtedness or assets or shares of capital stock of any class other than the Common Stock that such Warrantholder would have been entitled to receive had the Warrants been exercised prior to the record date mentioned below; provided further, however, that if the Distributed Property consists of shares of capital stock of a Subsidiary, the Company may, at its option and in lieu of the foregoing adjustment, elect to make adequate provision so that each Warrantholder shall have the right to receive upon exercise the amount of such shares of capital stock that such Warrantholder would have received if such Warrantholder had exercised such Warrant on the record date. Any such adjustment shall be made whenever any such distribution is made and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution. In the event that such dividend or distribution is not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if such dividend or distribution had not been declared.

  (d)
  In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed as part of a distribution referred to in paragraph (c) above) in an aggregate amount that, combined together with (i) the aggregate amount of any other cash distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this paragraph (d) has been made and (ii) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a statement filed with the Warrant Agent) of consideration payable in respect of any tender offer by the Company or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to paragraph (e) of this Section 3.01 has been made (the "combined cash and tender amount") exceeds 10% of the product of the Market Price of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date (the "aggregate current market price"), then, and in each such case, immediately after the close of business on such date for determination, the Exercise Price shall be adjusted so that it shall equal the Exercise Price in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution less the quotient of

    (x) the combined cash and tender amount divided by (y) the number of shares of Common Stock outstanding on such date for determination.

  (e)
  In case a tender offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a statement filed with the Warrant Agent) that combined together with (i) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a statement filed with the Warrant Agent), as of the expiration of such tender offer, of consideration payable in respect of any other tender offer by the Company or any Subsidiary for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this paragraph (e) has been made and (ii) the aggregate amount of any cash distributions to all holders of the Company's Common Stock within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to paragraph (d) of this Section has been made (the "combined tender and cash amount") exceeds 10% of the product of Market Price of the Common Stock as of the last time (the "Tender Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) as of the Tender Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Tender Expiration Time, the Exercise Price shall be adjusted so that the same shall equal the rate determined by dividing the Exercise Price immediately prior to close of business on the date of the Tender Expiration Time by a fraction (1) the numerator of which shall be equal to (A) the product of (i) the Market Price of the Common Stock on the date of the Tender Expiration Time multiplied by (ii) the number of shares of Common Stock outstanding (including any tendered shares) on the Tender Expiration Time less (B) the combined tender and cash amount, and (2) the denominator of which shall be equal to the product of (A) the Market Price of the Common Stock as of the Tender Expiration Time multiplied by (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Tender Expiration Time less the number of all shares validly tendered and not withdrawn as of the Tender Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares").

  (f)
  Rights or warrants distributed by the Company to all holders of Common Stock entitling holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances) pursuant to a plan (a "Rights Plan"), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"):

  (i)
  are deemed to be transferred with such shares of Common Stock,

  (ii)
  are not exercisable, and

  (iii)
  are also to be issued in connection with further issuances of Common Stock,

shall not be deemed distributed for purposes of paragraphs (b) or (d) of this Section 3.01, as the case may be, until the occurrence of a Trigger Event. In addition, in the event of any distribution of rights or warrants pursuant to a Rights Plan, or any Trigger Event with respect thereto, that shall have resulted in an adjustment to the Exercise Price under 3.01(b) or (d), as the case may be, (x) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Exercise Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (y) in the case of any rights or warrants all of which have expired without exercise by any holder thereof, the Exercise Price shall be readjusted as if such issuance had not occurred.

  (g)
  In any case in which this Section 3.01 shall require that an adjustment be made retroactively immediately following a record date, the Company may elect to defer (but only until 20 Business Days following the filing by the Company with the Warrant Agent of a certificate signed by the Chairman of the Board, the President, the Treasurer or any Executive Vice President or any Vice President (an "Officer's Certificate")) issuing to the holder of any Warrant exercised after such record date the shares of Common Stock and any other capital stock of the Company issuable upon such exercise in excess of the Share Number of shares of Common Stock for which such Warrant was exercisable prior to such adjustment.

  (h)
  No adjustment in the Exercise Price shall be made unless and until such adjustment would result, either by itself or with other adjustments not previously made, in an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustment that is not made as a result of this paragraph (h) shall be carried forward and taken into account in any subsequent adjustment.

  (i)
  Whenever an adjustment in the Exercise Price is made as required or permitted by the provisions of this Section 3.01, the Company shall promptly file with the Warrant Agent an Officer's Certificate setting forth (i) the adjusted Exercise Price as provided in this Section 3.01 and a brief statement of the facts requiring such adjustment and the computation thereof; and (ii) the Share Number after such adjustment in the Exercise Price in accordance with Section 3.02 hereof or the number of Warrants outstanding in accordance with Section 3.03 hereof after such adjustment in the Exercise Price and the record date therefor, which Officer's Certificate shall be conclusive evidence of the correctness of any such adjustment, and promptly after such filing shall mail or cause to be mailed a notice of such adjustment to each Warrantholder at his last address as the same appears on the Warrant Register. The Warrant Agent shall be under no duty or responsibility with respect to any such certificate except to exhibit the same to any Warrantholder desiring inspection thereof.

  (j)
  In case:

  1)
  the Company shall declare a dividend (or any other distribution) on shares of Common Stock that would require an adjustment to the Exercise Price pursuant to Section 3.01; or

  2)
  the Company shall authorize the granting to all holders of shares of Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class of the Company; or

  3)
  of any reclassification of shares of Common Stock (other than a subdivision or combination of outstanding shares of Common Stock or a change in par value, or from par value to no par value, or no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

  4)
  of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

    then the Company shall cause to be filed with the Warrant Agent, and shall cause to be mailed to the holders of the Warrants, at their last addresses as they shall appear upon the Warrant Register, at least ten days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined; or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected, if applicable, (A) to become effective; and (B) that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property (including cash) deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice, or any defect therein, shall not affect the validity of the proceedings referred to in clauses (1), (2), (3) and (4) above.

  (k)
  Anything in this Section 3.01 to the contrary notwithstanding, the Company shall be entitled, but not required, to make such reductions in the Exercise Price, in addition to those required by this Section 3.01, as in its discretion shall determine to be advisable, including, without limitation, in order that any dividend in or distribution of shares of Common Stock or shares of capital stock of any class other than Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights or warrants, or any other transaction having a similar effect, shall not be treated as a distribution of property by the Company to its stockholders under Section 305 of the Internal Revenue Code of 1986 or any successor provision and shall not be taxable to them.

  (l)
  No adjustment in the Exercise Price shall be made because the Company issues in exchange for cash, property or services or other legal consideration, shares of Common Stock, or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock, or securities carrying the right to purchase shares of Common Stock or such convertible, exchangeable or exercisable securities. Furthermore, notwithstanding any other provision of this Agreement, no adjustment in the Exercise Price shall be required under this Section 3.01 for sales of Common Stock pursuant to a plan providing for reinvestment of dividends or interest or in the event the par value of the Common Stock is changed or eliminated.

      SECTION 3.02.  Adjustment of Shares of Common Stock Purchasable Upon Exercise of Warrants.  Unless the Company shall have exercised its election as provided in Section 3.03 hereof, upon each adjustment of the Exercise Price pursuant to Section 3.01(a), 3.01(b) or 3.01(c) hereof, the Share Number in effect prior to the effectiveness of such adjustment shall be adjusted to the number of shares of Common Stock, calculated to the nearest one-hundredth of a share, obtained by (i) multiplying the Share Number in effect immediately prior to such adjustment by the Exercise Price in effect prior to such adjustment, and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

      SECTION 3.03.  Election to Adjust Warrants Instead of Shares Per Warrant.  The Company may elect on or after the date of any adjustment of the Exercise Price pursuant to Section 3.01 hereof to adjust the number of Warrants outstanding in substitution for any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Warrant as provided in Section 3.02 hereof. Each of the Warrants outstanding after such adjustment of the number of Warrants shall be exercisable for the Share Number of shares of Common Stock. Each Warrant held of record prior to such adjustment of the number of Warrants shall become that number of Warrants (calculated to the nearest hundredth) obtained by (i) multiplying the number of Warrants held of record prior to adjustment of the number of Warrants by the Exercise Price in effect prior to adjustment of the Exercise Price; and (ii) dividing the product so obtained by the Exercise Price in effect after adjustment of the Exercise Price. The Company shall notify the holders of Warrants in the manner provided in Section 5.16, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but shall not be less than 10 or more than 30 days later than the date of notice is mailed to holders. Upon each adjustment of the number of Warrants pursuant to this Section 3.03, the Company shall cause the Warrant Agent, as promptly as practicable, to distribute to holders of record of the Warrant Certificates on such record date either (i) Warrant Certificates evidencing any additional Warrants to which such holders shall be entitled as a result of such adjustment; or (ii) in substitution for the Warrant Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Warrant Certificates evidencing all the Warrants to which such holders shall be entitled after such adjustment. Warrant Certificates to be so distributed shall be issued, executed and countersigned in the manner specified in this Agreement (but may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of the Warrant Certificates on the record date.

      SECTION 3.04.  No Fractional Warrants to Be Issued.  Notwithstanding anything to the contrary contained in this Agreement, the Company shall not be required to issue fractions of Warrants on any distribution of Warrants to Warrantholders pursuant to Section 3.03 hereof or otherwise or to distribute Warrant Certificates that evidence fractional Warrants. If any fraction of a Warrant would, except for the provisions of this Section 3.04, be issuable upon an adjustment of the Exercise Price and distribution of Warrants pursuant to Section 3.03 hereof or otherwise, the Company shall purchase such fraction for an amount in cash equal to the then-current market value of such fraction computed in accordance with Section 3.01(d) hereof (with respect to the current Market Price of the Warrant rather than the per share current Market Price of the Common Stock and assuming, for the purpose of such computation, that the effective date of such adjustment of the Exercise Price, or such other relevant date, shall be the applicable record date referred to in Section 3.01(d)). The Warrantholders, by their acceptance of the Warrant Certificates, expressly waive their right to receive any fraction of a Warrant or a Warrant Certificate representing a fraction of a Warrant upon the adjustment thereof in accordance with this Article III or otherwise.

      SECTION 3.05.  Rights Upon Consolidation, Merger, Sale, Transfer or Reclassification.  (a) In the case of any consolidation with or merger of the Company into another corporation (other than a merger or consolidation in which the Company is the continuing corporation), or in case of any lease, sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, such successor, leasing or purchasing corporation, as the case may be, shall execute with the Warrant Agent a supplemental agreement (1) providing that the holder of each Warrant then outstanding shall have the right thereafter (until the expiration of the exercise right of the Warrant) to receive, upon exercise thereof, in lieu of each share of Common Stock of the Company deliverable upon such exercise immediately prior to such event, only the kind and amount of shares and/or other securities receivable upon such consolidation, merger, lease, sale or conveyance by a holder of the number of shares of Common Stock of the Company into which such Warrant was exercisable prior to such event; and (2) setting forth the Exercise Price for the shares and/or other securities, which shall be an amount equal to the Exercise Price per share of Common Stock of the Company immediately prior to such event.

  (b)
  In case of any reclassification or change of the shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination) or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which the holders of the shares of Common Stock as a result thereof thereafter receive shares and/or other securities and/or property and/or cash for such shares of Common Stock, the Company shall execute with the Warrant Agent a supplemental agreement (1) providing that the holder of each Warrant then outstanding shall have the right thereafter (until the expiration of the exercise right of the Warrant) to receive, upon exercise thereof, in lieu of each share of Common Stock deliverable upon such exercise immediately prior to such event, only the kind and amount of shares and/or other securities receivable upon such reclassification, change, consolidation or merger by a holder of the number of shares of Common Stock of the Company into which such Warrant was exercisable prior to such event; and (2) setting forth the Exercise Price for the shares and/or other securities so issuable, which shall be an amount equal to the Exercise Price per share of Common Stock immediately prior to such event. If, as a result of this subsection (b), the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a statement filed with the Warrant Agent) shall determine the allocation of the Exercise Price between or among shares of such classes of capital stock.

  (c)
  Any supplemental agreement entered into pursuant to this Section 3.05 shall (1) where appropriate, state the Exercise Price in terms of one full share of Common Stock of the Company or one full share of the common stock of any successor, leasing or purchasing corporation; and (2) provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article III.

  (d)
  The above provisions of this Section 3.05 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, leases, sales or conveyances.

  (e)
  The Company shall mail notice of the execution of any such supplemental agreement to registered holders of Warrants as soon as reasonably practicable after the execution of such supplemental agreement.

  (f)
  In the event that at any time as a result of the provisions of this Section 3.05, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares or other securities other than shares of Common Stock, thereafter the price or prices of such other shares or other securities so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in Article III hereof, and the provisions of Section 2.01, 2.02, 2.03 and 2.04, and Article III hereof with respect to the Common Stock shall apply on like terms to any such other shares or other securities.

      SECTION 3.06.  Covenant to Reserve Shares for Issuance on Exercise.  (a) The Company covenants that it will at all times through 5:00 p.m. New York time on the Expiration Date (or, if the Expiration Date shall not be a Business Day, then on the next-succeeding Business Day) reserve and keep available out of its authorized but unissued shares or shares held in treasury or a combination thereof of Common Stock, solely for the purpose of issue upon exercise of Warrants as herein provided, the full number of shares of Common Stock, if any, then issuable if all outstanding Warrants then exercisable were to be exercised. The Company covenants that all shares of Common Stock that shall be so issuable shall be duly and validly issued and fully paid and non-assessable.

  (b)
  The Company agrees to authorize and direct its current and future transfer agents for the Common Stock and for any shares of the Company's common stock issuable upon the exercise of any of the Warrants at all times to reserve such number of authorized shares as shall be requisite for such purpose. The Warrant Agent is hereby authorized to requisition from time to time from any such transfer agents stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement, and the Company agrees to authorize and direct such transfer agents to comply with all such requests of the Warrant Agent. The Company will supply such transfer agents with duly executed stock certificates for such purposes and will provide or otherwise make available any cash or scrip which may be payable as provided in this Article III. Promptly after the date of expiration of the Warrants, the Warrant Agent shall certify to the Company the aggregate number of Warrants then outstanding, and thereafter no shares shall be required to be reserved in respect of such Warrants.

      SECTION 3.07.  Condition Precedent to Reduction of Exercise Price Below Par Value of Shares of Common Stock; Compliance with Governmental Requirements; Suspension of Exercise of Warrants.  (a) Before taking any action that would cause an adjustment reducing the Exercise Price to be adjusted below the then-par value of any of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action that may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

  (b)
  The Company covenants that if any shares of Common Stock required to be reserved for purposes of exercise of Warrants require, under any Federal or state law or rule or regulation of any national securities exchange, registration with or approval of any governmental authority, or listing on any national securities exchange before such shares may be issued upon exercise, the Company will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered, approved or listed on the relevant national securities exchange, as the case may be; provided, however, that in no event shall such shares of Common Stock be issued, and the Company is hereby authorized to suspend the exercise of all Warrants, for the period during which such registration, approval or listing is required but not in effect.

      SECTION 3.08.  Payment of Taxes on Stock Certificates Issued upon Exercise.  The initial issuance of certificates of Common Stock upon the exercise of Warrants shall be made without charge to the exercising Warrantholders for any tax in respect of the issuance of such stock certificates, and such stock certificates shall be issued in the respective names of, or in such names as may be directed by, the registered holders of the Warrants exercised; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such stock certificate, any Warrant Certificates or other securities in a name other than that of the registered holder of the Warrant Certificate surrendered upon exercise of the Warrant, and the Company shall not be required to issue or deliver such certificates or other securities unless and until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      SECTION 3.09.  Warrant Agent Not Responsible for Adjustments or Validity of Stock.  The Warrant Agent shall not at any time be under any duty or responsibility to any Warrantholder to determine whether any facts exist that may require an adjustment of the Exercise Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental agreement provided to be employed, in making the same. The Warrant Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment to Article III, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or scrip upon the surrender of any Warrant for the purpose of exercise or upon any adjustment pursuant to Article III, or to comply with any of the covenants of the Company contained in this Article III.

      SECTION 3.10.  Statements on Warrants.  The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this Article III, and Warrant Certificates issued after such adjustment may state the same Exercise Price and the same number of shares of Common Stock as are stated in the Warrant Certificates initially issued pursuant to this Agreement. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of Warrant Certificate that it may deem appropriate and that does not materially adversely affect the interest of the holders of the Warrants; and any Warrant Certificates thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

ARTICLE IV

REPURCHASE OF WARRANTS AT THE OPTION OF THE HOLDER UPON A CHANGE OF CONTROL

      Section 4.01.  Repurchase Upon a Change of Control.  Upon a Change of Control, each Warrantholder shall have the right, at the Warrantholder's option, but subject to the provisions of Section 4.02, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such holder's Warrants not theretofore called for repurchase, or any portion of Warrants held by such Warrantholder, on the date (the "Repurchase Date") that is 45 days after the date of the Change of Control Notice at a purchase price equal to the Repurchase Price. At the option of the Company, the Repurchase Price may be paid in cash or, subject to the fulfillment by the Company of the conditions set forth Section 4.02, by delivery of the number of shares of Common Stock, valued at 95% of the Market Price of such shares, equal to the Repurchase Price.

      SECTION 4.02.  Conditions to the Company's Election to Pay the Repurchase Price in Common Stock.  The Company may elect to pay the Repurchase Price by delivery of shares of Common Stock pursuant to Section 4.01 if and only if the following conditions shall have been satisfied:

  (a)
  The Common Stock to be issued upon repurchase of Warrants hereunder shall not (i) require registration under any Federal securities law before such shares may be freely transferable without being subject to any transfer restrictions under the Securities Act upon repurchase, or if such registration is required, it shall have been completed or shall have become effective prior to the Repurchase Date, and/or (ii) require registration with or approval of any U.S. governmental authority under any state law or any other federal law before such shares may be validly issued or delivered upon repurchase, or if such registration is required, it shall have been completed or shall have become effective or such approval shall have been obtained prior to the Repurchase Date;

  (b)
  The Common Stock to be issued upon repurchase of the Warrants shall have been approved for listing on the New York Stock Exchange or quotation on the Nasdaq National Market, in either case, prior to the Repurchase Date; and

  (c)
  All shares of Common Stock that may be issued upon repurchase of Warrants will be issued out of the Company's authorized but unissued Common Stock and will, upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive rights.

    If all of the conditions set forth in this Section 4.02 are not satisfied in accordance with the terms thereof, the Repurchase Price shall be paid by the Company only in cash.

      SECTION 4.03.  Notices; Procedures for Exercise of Repurchase Right.  (a) On or before the 30th day after the occurrence of a Change of Control, the Company or, at the request and expense of the Company on or before the 15th day after such occurrence, the Warrant Agent, shall give to all holders of Warrants, in the manner provided in Section 6.16, notice (the "Change of Control Notice") of the occurrence of the Change of Control and of the repurchase right set forth herein arising as a result thereof. Each Change of Control Notice shall state:

    (i)
    the Repurchase Date;

    (ii)
    the date by which the repurchase right must be exercised;

    (iii)
    the Repurchase Price, and whether the Repurchase Price shall be paid by the Company in cash or by delivery of shares of Common Stock;

    (iv)
    a description of the procedure which a holder must follow to exercise a repurchase right, and the place or places where such Warrants are to be surrendered for payment of the Repurchase Price;

    (v)
    that on the Repurchase Date the Repurchase Price will become due and payable upon each such Warrant designated by the holder to be repurchased;

    (vi)
    the place or places that the Warrant certificate with the Election of holder to Require Repurchase, substantially in the form set forth in Exhibit E hereto, shall be delivered.

    No failure of the Company to give the foregoing notices or defect therein shall limit any holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Warrants. If any of the foregoing provisions or other provisions of this Article Four are inconsistent with applicable law, such law shall govern.

  (b)
  To exercise a repurchase right, a Warrantholder shall deliver to the Warrant Agent on or before the 30th day after the date of the Change of Control Notice (i) written notice of the Warrantholder's exercise of such right, which notice shall set forth the name of the Warrantholder, the principal amount of the Warrants to be repurchased (and, if any Warrant certificate is to be repurchased in part, the serial number thereof, the number of Warrants to be repurchased and the name of the person in which the number of Warrants to remain outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and, in the event that the Repurchase Price shall be paid in shares of Common Stock, the name or names (with addresses) in which the certificate or certificates for shares of Common Stock shall be issued, and (ii) the Warrants with respect to which the repurchase right is being exercised. Such written notice shall be irrevocable, except that the right of the Warrantholder to exercise the Warrants with respect to which the repurchase right is being exercised shall continue until the close of business on the Business Day prior to the Repurchase Date.

  (c)
  In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Warrant Agent the Repurchase Price in cash or shares of Common Stock, as provided above, for payment to the Warrantholder on the Repurchase Date or, if shares of Common Stock are to be paid, as promptly after the Repurchase Date as practicable.

  (d)
  Any Warrant certificate which is to be repurchased only in part shall be surrendered to the Warrant Agent (with, if the Company or the Warrant Agent so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Warrant Agent duly executed by, the holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Warrant Agent shall authenticate and make available for delivery to the holder of such Warrant without service charge, a new Warrant certificate or Warrants certificates, containing identical terms and conditions, each in a number equal to and in exchange for the unrepurchased number of Warrants represented by the Warrant Certificate so surrendered.

  (e)
  Any issuance of shares of Common Stock in respect of the Repurchase Price shall be deemed to have been effected immediately prior to the close of business on the Repurchase Date, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become on the Repurchase Date the holder or holders of record of the shares represented thereby; provided, however, that any surrender for repurchase on a date when the stock transfer books of the Company shall be closed shall be deemed to have been effected, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become the holder or holders of record of the shares represented thereby, for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Common Stock issued upon repurchase of any Warrant.

  (f)
  No fractions of shares of Common Stock shall be issued upon repurchase of Warrants. If the Repurchase Price shall be payable in shares of Common Stock, the number of full shares which shall be issuable upon such repurchase shall be computed on the basis of the aggregate number of Warrants repurchased by a holder. Instead of any fractional share of Common Stock that would otherwise be issuable on the repurchase of any Warrant or Warrants, the Company will deliver to the applicable Warrantholder a check for the current market value of such fractional share. The current market value of a fraction of a share is determined by multiplying the current market price of a full share by the fraction, and rounding the result to the nearest cent. For purposes of this Section, the current market price of a share of Common Stock is the Market Price of the Common Stock on the Trading Day immediately preceding the Repurchase Date.

  (g)
  Any issuance and delivery of certificates for shares of Common Stock on repurchase of Warrants shall be made without charge to the holder of Warrants being repurchased for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the Warrants represented thereby; provided, however, that the Company shall not be required to pay any tax or duty which may be payable in respect of (i) income of the Warrantholder or (ii) any transfer involved in the issuance or delivery of certificates for shares of Common Stock in a name other than that of the holder of the Warrants being repurchased, and no such issuance or delivery shall be made unless and until the person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.

  (h)
  All Warrants delivered for repurchase shall be delivered to the Warrant Agent to be canceled at the direction of the Warrant Agent, which shall dispose of the same as provided in Section 1.08.

ARTICLE V

OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF WARRANTS

      Section 5.01.  No Rights as Shareholders.  Nothing contained in this Agreement or in any Warrant Certificate shall be construed as conferring on the holder of any Warrant or his transferee any rights whatsoever as a shareholder of the Company, including but not limited to, the right to vote at, or to receive notice of, any meeting of shareholders of the Company; nor shall the consent of any such holder be required with respect to any action or proceeding of the Company; nor shall any such holder, by reason of the ownership or possession of a Warrant or the Warrant Certificate representing the same, either at, before or after exercising such Warrant, have any right to receive any cash dividends, stock dividends, allotments or rights, or other distributions (except as specifically provided herein), paid, allotted or distributed or distributable to the shareholders of the Company prior to the date of the exercise of such Warrant, nor shall such holder have any right not expressly conferred by the Warrant or Warrant Certificate that he holds.

      SECTION 5.02.  Mutilated or Missing Warrant Certificates.  If any Warrant Certificate is lost, stolen, mutilated or destroyed, the Company may in its discretion issue and the Warrant Agent may countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of an substitution for the Warrant Certificate lost, stolen or destroyed, upon receipt of a proper affidavit or other evidence satisfactory to the Company and the Warrant Agent (and surrender of any mutilated Warrant Certificate) and bond of indemnity in form and amount and with corporate surety satisfactory to the Company and the Warrant Agent in each instance protecting the Company and the Warrant Agent, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants as the Warrant Certificate so lost, stolen, mutilated or destroyed. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone. An applicant for such a substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe. All Warrant Certificates shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the substitution for lost, stolen, mutilated or destroyed Warrant Certificates, and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the substitution for and replacement of negotiable instruments or other securities without their surrender.

      SECTION 5.03.  Registration of Common Stock Issuable Upon Cash Exercise of Warrants and Listing.  (a) The Company shall provide to Warrantholders a Cash Exercise Notice pursuant to Section 2.01(b) the Company only if it shall have, on or prior to the date the Company provides such Cash Exercise Notice, file with the Commission a shelf registration statement (or any successor registration statement thereto) relating to the Company's sale of the Common Stock (or any other securities) to Warrantholders (a "Common Shelf Registration Statement") upon exercise of the Warrants.

  (b)
  Subject to Section 2.01(b), the Company shall cause the Common Shelf Registration Statement to be declared effective under the Securities Act not later than 45 days prior to the Expiration Date and shall use its best efforts to keep the Common Shelf Registration Statement continuously effective from the date the Common Shelf Registration Statement is declared effective by the Commission until all Warrants have been exercised and shall use its best efforts to allow the Common Stock (or any other securities) received upon a Cash Exercise of the Warrants to be freely transferable under the Securities Act and any applicable state securities laws.

  (c)
  The Company shall take all action which may be necessary so that the Common Stock, immediately upon its issuance after a Cash Exercise of Warrants, will be listed on the principal securities exchanges and markets (including, without limitation, the New York Stock Exchange) within the United States of America, if any, on which other shares of Common Stock are then listed. Upon the listing of such Common Stock, the Company shall promptly notify the Warrant Agent in writing. The Company shall obtain and keep all required permits and records in connection with such listing.

      SECTION 5.04.  Common Stock Legend.  (a) Any Common Stock or other securities of the Company issuable upon exercise of such Warrants pursuant to the net exercise provisions of Section 2.01(a) prior to the termination of the Rule 144(k) holding period shall bear the following legend (the "Share Private Placement Legend"):

    THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. BY ACQUISITION HEREOF, THE HOLDER:

    (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, (B) IT IS A NON-U.S. PERSON OUTSIDE THE UNITED STATES ACQUIRING THE SHARES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") THAT IS PURCHASING AT LEAST $100,000 IN AGGREGATE AMOUNT OF SHARES;

    (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER (I) WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SHARES EVIDENCED HEREBY OR (II) IF SUCH HOLDER IS AN AFFILIATE OF THE COMPANY, AT ANY TIME DURING THE THREE MONTHS FOLLOWING SUCH HOLDER'S ACQUISITION OF THE SHARES, THE SHARES EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS PURCHASING AT LEAST $100,000 IN AGGREGATE AMOUNT OF SHARES AND THAT PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRANSFER AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND WARRANTIES RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SHARES EVIDENCED HEREBY (THE FORM OF LETTER CAN BE OBTAINED FROM SUCH TRANSFER AGENT)], (D) TO A NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

    (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SHARES EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(F) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

    IN CONNECTION WITH ANY TRANSFER OF THE SHARES EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SHARES (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(F) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE CERTIFICATE (AVAILABLE FROM THE TRANSFER AGENT) RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRANSFER AGENT]. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE

    (2)(C) OR (2)(E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRANSFER AGENT (OR ANY SUCCESSOR TRANSFER AGENT, AS APPLICABLE) SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SHARES EVIDENCED HEREBY PURSUANT TO CLAUSE (2)(F) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SHARES EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

    Any Common Stock or other securities issued upon exercise of the Warrants pursuant to a Common Shelf Registration Statement in accordance with the provisions of Section 5.03 shall not bear any Share Private Placement Legend.

  (b)
  Limitations on Transfer. By its acceptance of any Common Stock bearing the Share Private Placement Legend, each holder of, and beneficial owner of an interest in, such Common Stock acknowledges the restrictions on transfer of such Common Stock set forth in the Share Private Placement Legend and agrees that it will transfer such Common Stock only in accordance with the Share Private Placement Legend.

  (c)
  Transfer of Restricted Common Stock. In connection with any transfer of Common Stock bearing the Share Private Placement Legend, each Warrantholder agrees to deliver to the Company

  (i)
  if such Common is being transferred to a qualified institutional buyer (as defined in Rule 144A) in accordance with Rule 144A, pursuant to an exemption from registration in accordance with Rule 144, or outside the United States in an offshore transaction to a person other than a U.S. Person (as such term is defined in Regulation S) (a "non-U.S. Person") in compliance with Regulation S, a certification to that effect from the transferee or transferor (in substantially the form of Exhibit D hereto); or

  (iii)
  if such Common Stock is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit D hereto) and an opinion of counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act (such certification and opinion collectively, "Common Stock Transfer Certifications").

  (d)
  Share Private Placement Legend. Upon the registration of transfer or exchange of or substitution for Common Stock not bearing the Share Private Placement Legend, the Company or its agent shall deliver a Common Stock certificate that does not bear the Share Private Placement Legend. Upon the registration of transfer or exchange of or substitution for Common Stock bearing the Share Private Placement Legend, the Company or its agent shall deliver a Common Stock certificate bearing the Share Private Placement Legend, unless such legend may be removed from such Common Stock certificate pursuant to the provisions of this Section 5.04(c). Upon provision of such Common Stock Transfer Certification, the Company, or its agent at the direction of the Company, shall countersign and deliver in exchange for the Common Stock certificate to be transferred or exchanged or substituted for, a Common Stock certificate (representing, in the aggregate, the same number of shares of Common Stock). Such certificate shall be issued without such legend if and to the extent such

    Common Stock Certificate to be transferred or exchanged or substituted for no longer represents "restricted securities" within the meaning of Rule 144.

  (e)
  If a holder of a Common Stock Certificate wishes to transfer such Common Stock Certificate to a Institutional Accredited Investor or in reliance on another exemption from the registration requirements of the Securities Act, other than pursuant to Rule 144A, Rule 144 or Regulation S, such holder may, subject to the restrictions on transfer set forth herein and in such Common Stock Certificate, and to compliance with the provisions of Section 5.04(c)(ii) hereof, cause the exchange of such Common Stock Certificate for one or more Common Stock Certificates of the same denomination. Upon receipt by the Transfer Agent of (A) such Common Stock Certificate, duly endorsed as provided herein, (B) instructions from such holder directing the Transfer Agent to authenticate and deliver one or more Common Stock Certificates of the same denomination as the Common Stock Certificates to be exchanged, such instructions to contain the name or names of the designated transferee or transferees, the denominations of the Common Stock Certificates to be so issued and appropriate delivery instructions and (C) instructions from the Company to the effect that it deems sufficient the Common Stock Transfer Certifications received pursuant to Section 5.04(b)(ii) hereof, then the Transfer Agent shall cancel or cause to be cancelled such Common Stock Certificates and concurrently therewith the Company shall execute, and the Transfer Agent shall authenticate and deliver, one or more Common Stock Certificates of the same denomination, in accordance with the instructions referred to above.

ARTICLE VI

CONCERNING THE WARRANT AGENT AND OTHER MATTERS

      Section 6.01.  Payment of Certain Taxes.  The Company will from time to time promptly pay all taxes and charges that may be imposed upon the Company or the Warrant Agent in respect of the initial issuance or delivery of shares of Common Stock upon the exercise of Warrants, but the Company shall not be obligated to pay any transfer taxes in respect of the Warrants or such shares.

      SECTION 6.02.  Change of Warrant Agent.  (a) The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder after giving 60 days' notice in writing to the Company, except that such shorter notice may be given as the Company shall, in writing, accept as sufficient. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor warrant agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of 60 days after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated warrant agent or by any holder of Warrants (who shall, with such notice, submit his Warrant Certificate for inspect by the Company), then the holder of any Warrants may apply to any court of competent jurisdiction for the appointment of a successor warrant agent.

  (b)
  The Warrant Agent may be removed by the Company at any time upon 30 days' written notice to the Warrant Agent; provided, however, that the Company shall not remove the Warrant Agent until a successor warrant agent meeting the qualifications hereof shall have been appointed.

  (c)
  Any successor warrant agent, whether appointed by the Company or by such a court, shall be a corporation organized, in good standing and doing business under the laws of the United States of America or any state thereof or the District of Columbia, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal or state authority and having a combined capital and surplus of not less than $5,000,000. The combined capital and surplus of any such successor Warrant Agent shall be deemed to be the combined capital and surplus as set forth in the most recent report of its condition published prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a Federal or state supervising or examining authority. After appointment, any successor warrant agent shall be vested with all the authority, powers, rights, immunities, duties and obligations of its predecessor warrant agent with like effect as if originally named as warrant agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor warrant agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor warrant agent all the authority, powers and rights of such predecessor warrant agent hereunder; and upon request of any successor warrant agent, the Company shall make, execute, acknowledge and deliver any and all instruments in writing to more fully and effectually vest in and conform to such successor warrant agent all such authority, powers, rights, immunities, duties and obligations. Upon assumption by a successor warrant agent of the duties and responsibilities hereunder, the predecessor warrant agent shall deliver and transfer, at the expense of the Company, to the successor warrant agent any property at the time held by it hereunder. As soon as practicable after such appointment, the Company shall give notice thereof to the predecessor warrant agent, the registered holders to the Warrants and each transfer agent for the shares of its Common Stock. Failure to give such notice, or any defect therein, shall not affect the validity of the appointment of the successor warrant agent.

  (d)
  Any corporation into which the warrant agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the warrant agent shall be a party, shall be the successor warrant agent under this Agreement without any further act. In case at the time such successor to the warrant agent shall succeed to the agency created by this Agreement, any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the warrant agent may adopt the countersignature of the original warrant agent and deliver such Warrant Certificates so countersigned, and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the warrant agent may countersign such Warrant Certificates either in the name of the predecessor warrant agent or in the name of the successor warrant agent; and in all such cases Warrant Certificates shall have the full force provided in the in the Warrant Certificates and in this Agreement.

  (e)
  In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignatures under its prior name and deliver such Warrant Certificates so countersigned; and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name; and in all such cases such Warrant Certificates shall have the full force provided in the Warrant Certificates and in this Agreement.

      SECTION 6.03.  Compensation; Further Assurances.  The Company agrees (i) that it will pay the Warrant Agent reasonable compensation for its services as Warrant Agent hereunder and, except as otherwise expressly provided, will pay or reimburse the Warrant Agent upon demand for all reasonable expenses, disbursements and advances incurred or made by the Warrant Agent in accordance with any of the provisions of this Agreement (including the reasonable compensation, expenses and disbursements of its agents and counsel) except any such expense, disbursement or advance as may arise from its or any of their negligence or bad faith; and (ii) that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement.

      SECTION 6.04.  Reliance on Counsel.  The Warrant Agent may consult with legal counsel (who may be legal counsel for the Company), and the written opinion of such counsel or any advice of legal counsel subsequently confirmed by a written opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such written opinion or advice.

      SECTION 6.05.  Proof of Actions Taken.  Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any matter be proved or established by the Company prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith on the part of the Warrant Agent, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Warrant Agent; and such Officers' Certificate shall, in the absence of bad faith on the part of the Warrant Agent be full warrant to the Warrant Agent for any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate; but in its discretion the Warrant Agent may in lieu thereof accept other evidence of such fact or matter or may require such further or additional evidence as to it may seem reasonable.

      SECTION 6.06.  Correctness of Statements.  The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Warrant Certificates (except its countersignature thereof) or be required to verify the same, and all such statements and recitals are and shall be deemed to have been made by the Company only.

      SECTION 6.07.  Validity of Agreement.  The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof or in respect of the validity or execution of any Warrant Certificates (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Warrant Certificate; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Warrants or as to whether any shares of Common Stock will, when issued, be validly issued and fully paid and nonassessable.

      SECTION 6.08.  Use of Agents.  The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents and the Warrant Agent shall not be responsible for the misconduct or negligence of any agent or attorney, provided due care had been exercised in the appointment and continued employment thereof.

      SECTION 6.09.  Liability of Warrant Agent.  The Warrant Agent shall incur no liability or responsibility to the Company or to any holder of Warrants for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties. The Company agrees to indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted in good faith by the Warrant Agent in the execution of this Warrant Agreement, except as a result of the Warrant Agent's negligence or willful misconduct or bad faith.

      SECTION 6.10.  Legal Proceedings.  The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more holders of Warrants shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity.

      SECTION 6.11.  Other Transactions in Securities of the Company.  The Warrant Agent in its individual or any other capacity may become the owner of the Warrants or other securities of the Company, or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant Agent under this Warrant Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

      SECTION 6.12.  Actions as Agent.  The Warrant Agent shall act hereunder solely as agent and not in a ministerial capacity, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything that it may do or refrain from doing in good faith in connection with this Agreement except for its own negligence or willful misconduct or bad faith.

      SECTION 6.13.  Appointment and Acceptance of Agency.  The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth in this Agreement, and the Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth.

      SECTION 6.14.  Supplements and Amendments.  (a) Notwithstanding the provisions of subsection (b) below, the Warrant Agent may, without the consent or concurrence of the registered holders of the Warrants, enter into one or more supplemental agreements or amendments with the Company for the purpose of evidencing the rights of Warrantholders upon consolidation, merger, sale, transfer or reclassification pursuant to Section 3.05 hereof, making any changes or corrections in this Agreement that are required to cure any ambiguity, to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision herein or any clerical omission or mistake or manifest error herein contained, or making such other provisions in regard to matters or questions arising under this Agreement as shall not materially and adversely affect the interests of the holders of the Warrants or shall not be inconsistent with this Agreement or any supplemental agreement or amendment.

  (b)
  With the consent of the registered holders of at least a majority in number of the Warrants at the time outstanding, the Company and the Warrant Agent may at any time and from time to time by supplemental agreement or amendment add any provisions to or change in any manner or eliminate any of the provisions of this Agreement or of any supplemental agreement or modify in any manner the rights and obligations of the Warrantholders and of the Company; provided, however, that no such supplemental agreement or amendment shall, without the consent of the registered holder of each outstanding Warrant affected thereby,

    1)  alter the provisions of this Agreement so as to affect adversely the terms upon which the Warrants are exercisable; or

    2)  reduce the number of Warrants outstanding the consent of whose holders is required for any such supplemental agreement or amendment.

      SECTION 6.15.  Successors and Assigns.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

      SECTION 6.16.  Notices.  Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the holder of any Warrant to or on the Company shall be sufficiently given or made if sent by mail first-class, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:

    Micron Technology, Inc.
    8000 S. Federal Way
    P. O. Box 6
    Boise, Idaho 83707-0006
    Attention: Chief Financial Officer

    Any notice or demand authorized by this Agreement to be given or made by the holder of any Warrant or by the Company to or on the Warrant Agent shall be sufficiently given or made if sent by mail first- class, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:

    Wells Fargo Bank Minnesota, N.A.
    Attn: Corporate Trust Services
    MAC N9303-110
    Sixth and Marquette
    Minneapolis, MN 55408

    Any notice of demand authorized by this Agreement to be given or made to the holder of any Warrants shall be sufficiently given or made if sent by first-class mail, postage prepaid to the last address of such holder as it shall appear on the Warrant Register.

      SECTION 6.17.  Applicable Law.  The validity, interpretation and performance of this Agreement and of the Warrant Certificates shall be governed by the law of the State of New York without giving effect to the principles of conflicts of laws thereof.

      SECTION 6.18.  Benefits of this Agreement.  Nothing in this Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties hereto and the holders of the Warrants any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the parties hereto and their successors and of the holders of the Warrants.

      SECTION 6.19.  Registered Warrantholders.  Prior to due presentment for registration of transfer, the Company and the Warrant Agent may deem and treat the person in whose name any Warrants are registered in the Warrant Register as the absolute owner thereof for all purposes whatever (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or the Warrant Agent) and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary or be bound to recognize any equitable or other claim to or interest in any Warrants on the part of any other person and shall not be liable for any registration of transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer or with such knowledge of such facts that its participation therein amounts to bad faith. The terms "Warrantholder" and holder of any "Warrants" and all other similar terms used herein shall mean such person in whose name Warrants are registered in the Warrant Register.

      SECTION 6.20.  Inspection of Agreement.  A copy of this Agreement shall be available at all reasonable times for inspection by any registered Warrantholder at the principal office of the Warrant Agent (or successor warrant agent). The Warrant Agent may require any such holder to submit his Warrant Certificate for inspection by it before allowing such holder to inspect a copy of this Agreement.

      SECTION 6.21.  Headings.  The Article and Section headings herein are for convenience only and are not a part of this Agreement and shall not affect the interpretation thereof.

      SECTION 6.22.  Counterparts.  The Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original.

    IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

MICRON TECHNOLOGY, INC.
By:
Name: Title:
WELLS FARGO BANK MINNESOTA, N.A., as Warrant Agent
By:
Name: Title:

EXHIBIT A

FORM OF GLOBAL WARRANT

A–1

EXHIBIT B

FORM OF CERTIFICATED WARRANT

B–1

EXHIBIT C

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF WARRANTS

Re: Warrants to Purchase Common Stock (the "Warrants") of Micron Technology, Inc.

    This Certificate relates to                  Warrants held in* book-entry or* certificated form by                  (the "Transferor").

    The Transferor: has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants.

    In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and the restrictions on transfers thereof as provided in Section 1.07 of such Warrant Agreement, and that the transfer of this Warrant does not require registration under the Securities Act of 1933, as amended (the "Securities Act") because*:

  •
  Such Warrant is being acquired for the Transferor's own account, without transfer.

  •
  Such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act ("Rule 144A")), in reliance on Rule 144A.

  •
  Such Warrant is being transferred outside the United States in an offshore transaction to a non-U.S. Person (as such term is defined in Regulation S under the Securities Act ("Regulation S") in compliance with Regulation S.

  •
  Such Warrant is being transferred in accordance with Rule 144 under the Securities Act ("Rule 144").

  •
  Such Warrant is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A, Regulation S or Rule 144. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate.

(Name of Transferor)
By: Date:

*Check applicable box.

C–1

EXHIBIT D

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF COMMON STOCK

Re: Common Stock, par value $0.10 (the "Common Stock") of Micron Technology, Inc.

    This Certificate relates to                  shares of Common Stock held in* book-entry or* certificated form by                  (the "Transferor").

    The Transferor: has requested the Company or its transfer agent by written order to exchange or register the transfer of a share or shares of Common Stock.

    In connection with such request and in respect of each such share of Common Stock, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to the above captioned shares of Common Stock and the restrictions on transfers thereof as provided in Section 5.04 of such Warrant Agreement, and that the transfer of this share or these shares of Common Stock does not require registration under the Securities Act of 1933, as amended (the "Securities Act") because*:

  •
  Such Common Stock is being acquired for the Transferor's own account, without transfer.

  •
  Such Common Stock is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act ("Rule 144A")), in reliance on Rule 144A.

  •
  Such Common Stock is being transferred outside the United States in an offshore transaction to a non-U.S. Person (as such term is defined in Regulation S under the Securities Act ("Regulation S") in compliance with Regulation S.

  •
  Such Common Stock is being transferred in accordance with Rule 144 under the Securities Act ("Rule 144").

  •
  Such Common Stock is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act, other than Rule 144A, Regulation S or Rule 144. An opinion of counsel to the effect that such transfer does not require registration under the Securities Act accompanies this Certificate.

(Name of Transferor)
By: Date:

*Check applicable box.

D–1

EXHIBIT E

ELECTION OF HOLDER TO REQUIRE REPURCHASE

Re: Warrants to Purchase Common Stock (the "Warrants") of Micron Technology, Inc.

    (1) Pursuant to Section 4.01 of the Agreement, the undersigned hereby elects to have these Warrants repurchased by the Company.

    (2) The undersigned hereby directs the Warrant Agent or the Company to pay it or                  an amount in cash or, at the Company's election, Common Stock valued as set forth in the Agreement, equal to the Repurchase Price as provided in the Agreement.

Dated:

(Name of holder)
By:
Name: Title:

    Signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1943.

(Signature Guaranteed By)
By:
Name: Title:

Number of Warrants to be Repurchased: ______________________________________________________ _____________

Remaining Warrants following such repurchase: ________________________________________________ _____________

    NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Warrant, without alteration or any change whatsoever.

E–1

QuickLinks

  EXHIBIT 10.146
TABLE OF CONTENTS
WARRANT AGREEMENT
WITNESSETH THAT
DEFINITIONS
ARTICLE I
ISSUANCE, EXECUTION AND TRANSFER OF WARRANT CERTIFICATES
ARTICLE II
WARRANT PRICE, EXPIRATION DATE, ACCELERATION, REPURCHASE AND EXERCISE OF WARRANTS
ARTICLE III
ADJUSTMENT OF WARRANT PRICE AND SHARE NUMBER
ARTICLE IV
REPURCHASE OF WARRANTS AT THE OPTION OF THE HOLDER UPON A CHANGE OF CONTROL
ARTICLE V
OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF WARRANTS
ARTICLE VI
CONCERNING THE WARRANT AGENT AND OTHER MATTERS
  EXHIBIT A
FORM OF GLOBAL WARRANT
  EXHIBIT B
FORM OF CERTIFICATED WARRANT
  EXHIBIT C
CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF WARRANTS
  EXHIBIT D
CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF COMMON STOCK
  EXHIBIT E
ELECTION OF HOLDER TO REQUIRE REPURCHASE